frontier Communications

The Conversation Company℠

Investor Presentation
September 2011

frontier®
Welcome to the New Frontier
The Conversation Company™

Safe Harbor Statement
Forward-Looking Language
This document contains forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the financial statements. Statements that are not historical facts are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation
Reform Act of 1995. Words such as “believe,” “anticipate,” “expect” and similar expressions are intended to identify forward-looking statements. Forward-looking statements
(including oral representations) are only predictions or statements of current plans, which we review continuously. Forward-looking statements may differ from actual future results due to, but not limited to, and our future results may be materially affected by, potential risks or uncertainties. You should understand that it is not possible to predict or identify all potential risks or uncertainties. We note the following as a partial list: our ability to successfully integrate the operations and systems of the acquired business into Frontier’s existing operations; the risk that the growth opportunities and cost synergies from the transaction may not be fully realized or may take longer to realize than expected; our indemnity obligation to Verizon for taxes which may be imposed upon them as a result of changes in ownership of our stock may discourage, delay or prevent a third party from acquiring control of us during the two-year period ending July 2012 in a transaction that stockholders might consider favorable; the effects of increased expenses incurred due to activities related to the integration of the acquired business; most of the Acquired Business operates on systems acquired in the Transaction, which may not continue to function properly following the first group of conversions to our legacy systems; our ability to maintain relationships with customers, employees or suppliers; the effects of greater than anticipated competition requiring new pricing, marketing strategies or new product or service offerings and the risk that we will not respond on a timely or profitable basis;
reductions in the number of our access lines that cannot be offset by increases in High-Speed Internet (HSI) subscribers and sales of other products and services; the effects of ongoing changes in the regulation of the communications industry as a result of federal and state legislation and regulation, or changes in the enforcement or interpretation of such legislation and regulation; the effects of any unfavorable outcome with respect to any current or future legal, governmental or regulatory proceedings, audits or disputes; the effects of changes in the availability of federal and state universal funding to us and our competitors; the effects of competition from cable, wireless and other wireline carriers; our ability to adjust successfully to changes in the communications industry and to implement strategies for growth; continued reductions in switched access revenues as a result of regulation, competition or technology substitutions; our ability to effectively manage service quality in our territories and meet mandated service quality metrics; our ability to successfully introduce new product offerings, including our ability to offer bundled service packages on terms that are both profitable to us and attractive to customers; changes in accounting policies or practices adopted voluntarily or as required by generally accepted accounting principles or regulations; our ability to effectively manage our operations, operating expenses and capital expenditures, and to repay, reduce or refinance our debt; the effects of changes in both general and local economic conditions on the markets that we serve, which can affect demand for our products and services, customer purchasing decisions, collectability of revenues and required levels of capital expenditures related to new construction of residences and businesses; the effects of technological changes and competition on our capital expenditures and product and service offerings, including the lack of assurance that our network improvements will be sufficient to meet or exceed the capabilities and quality of competing networks; the effects of increased medical, retiree and pension expenses and related funding requirements; changes in income tax rates, tax laws, regulations or rulings, or federal or state tax assessments; the effects of state regulatory cash management practices that could limit our ability to transfer cash among our subsidiaries or dividend funds up to the parent company; our ability to successfully renegotiate union contracts expiring in 2011 and thereafter; changes in pension plan assumptions and/or the value of our pension plan assets, which would require us to make increased contributions to the pension plan in 2012 and beyond; the effects of customer bankruptcies and home foreclosures, which could result in difficulty in collection of revenues and loss of customers; adverse changes in the credit markets or in the ratings given to our debt securities by nationally accredited ratings organizations, which could limit or restrict the availability, or increase the cost, of financing; limitations on the amount of capital stock that we can issue to make acquisitions or to raise additional capital until July
2012; our ability to pay dividends on our common shares, which may be affected by our cash flow from operations, amount of capital expenditures, debt service requirements, cash paid for income taxes and liquidity; and the effects of severe weather events such as hurricanes, tornados, ice storms or other natural or man-made disasters. These and other uncertainties related to our business are described in greater detail in our filings with the Securities and Exchange Commission, including our reports on Forms 10-K and 10-
Q, and the foregoing information should be read in conjunction with these filings. We undertake no obligation to publicly update or revise any forward-looking statements or to make any other forward-looking statement, whether as a result of new information, future events or otherwise unless required to do so by securities laws.

Non-GAAP Financial Measures
The Company uses certain non-GAAP financial measures in evaluating its performance. These include free cash flow, EBITDA or “operating cash flow”, which we define as operating income plus depreciation and amortization (“EBITDA”), and Adjusted EBITDA; a reconciliation of the differences between EBITDA and free cash flow and the most comparable financial measures calculated and presented in accordance with GAAP is included in the appendix. The non-GAAP financial measures are by definition not measures of financial performance under generally accepted accounting principles and are not alternatives to operating income or net income reflected in the statement of operations or to cash flow as reflected in the statement of cash flows and are not necessarily indicative of cash available to fund all cash flow needs. The non-GAAP financial measures used by the Company may not be comparable to similarly titled measures of other companies.
The Company believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition and results of operations because these measures, when used in conjunction with related GAAP financial measures, (i) together provide a more comprehensive view of the Company’s core operations and ability to generate cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial, operational, compensation and planning decisions and (iii) presents measurements that investors and rating agencies have indicated to management are useful to them in assessing the Company and its results of operations. Management uses these non-GAAP financial measures to plan and measure the performance of its core operations, and its divisions measure performance and report to management based upon these measures. In addition, the Company believes that free cash flow and EBITDA, as the Company defines them, can assist in comparing performance from period to period, without taking into account factors affecting cash flow reflected in the statement of cash flows, including changes in working capital and the timing of purchases and payments.
The Company has shown adjustments to its financial presentations to exclude certain costs because investors have indicated to management that such adjustments are useful to them in assessing the Company and its results of operations. These adjustments are detailed in the Appendix for the reconciliation of free cash flow and operating cash flow.
Management uses these non-GAAP financial measures to (i) assist in analyzing the Company’s underlying financial performance from period to period, (ii)
evaluate the financial performance of its business units, (iii) analyze and evaluate strategic and operational decisions, (iv) establish criteria for compensation decisions, and (v) assist management in understanding the Company’s ability to generate cash flow and, as a result, to plan for future capital and operational decisions. Management uses these non-GAAP financial measures in conjunction with related GAAP financial measures. These non-GAAP financial measures have certain shortcomings. In particular, free cash flow does not represent the residual cash flow available for discretionary expenditures, since items such as debt repayments and dividends are not deducted in determining such measure. EBITDA has similar shortcomings as interest, income taxes, capital expenditures, debt repayments and dividends are not deducted in determining this measure. Management compensates for the shortcomings of these measures by utilizing them in conjunction with their comparable GAAP financial measures. The information in this document should be read in conjunction with the financial statements and footnotes contained in our documents filed with the U.S. Securities and Exchange Commission.

Key Stats (June 30, 2011) [1]

States	27
Total Access Lines	5,490
High Speed Internet Subscribers	1,715
Satellite & FiOS Video Subscribers	554
Employees	14,930
Revenues	$5,431
% Business Customer	44 %
% Residential Customer	44 %
% Regulatory	12 %
Adjusted EBITDA	$2,554
% Revenues	47 %
Free Cash Flow	$1,036
% Paid as Dividends	72 %
Total Debt	$8,192
Cash	$408
Leverage Ratio	3.1

(1) $ Millions; Units 000s. Revenues, Adjusted EBITDA ("operating cash flow"), and Free Cash Flow are trailing twelve months.

frontier
Welcome to the New Frontier
The Conversation Company™

Frontier Introduction
• Frontier Communications (NYSE: FTR) was
 founded in 1935 as Citizens Utilities and
 became a pure-play telecom network
 operator in 2004
• Frontier is the largest communications
 company focused on rural America
• A transformational acquisition of properties
 from Verizon tripled Frontier’s business
 size on July 1, 2010

frontier®
Welcome to the New Frontier
The Conversation Company™

Investment Summary
Opportunity
• Manage the acquired properties with Frontier’s proven Local
 Engagement Model and innovative marketing
• Bring margins up towards Legacy levels
• Harness economics of scale from business that is 3x its
 former size

Markets	• Expand broadband availability in new markets towards Legacy Frontier’s 91% • Rural profile, less competition, less regulatory reform exposure • Business & Broadband are 64% of customer revenues

Returns	• Revenue upside from increased product penetration • $600 million operating expense synergy target by end of 2012 • Consistent execution, solid free cash flow, stable dividend

Credit Quality	• Significantly deleveraged on July 1, 2010 • Target leverage of 2.5x or below • Attractive maturity schedule frontier
Welcome to the New Frontier

SAVE.
GIVE.
VALUE
QUALITY
RELIABILITY

frontier®
Welcome to the New Frontier
The Conversation Company™

Frontier Local Engagement
Local Area Manager
Residential
• High Speed Internet (DSL & FTTP) • Voice • Video (Satellite & FiOS) • Wireless Data (WiFi mesh) • Online backup • 24/7 U.S. Tech Support
Business
• Managed IP VPN • VoIP systems • High-Capacity fiber data • Metro Ethernet • Wireless backhaul • Managed router
• Over 120 Local Area Managers at the community level respond to unique customer needs in each market across Frontier’s 27 states
• Employees live in the markets they serve, and put the customer first
• Innovative marketing, 2-hour appointment windows, exceptional service levels

Broadband Speed Availability [1]

80%
73%
54%
1+ Mbps
3+ Mbps
6+ Mbps

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Robust Local Network
 2,700 Central offices
● 2,700 Central offices
 National high-capacity
 fiber backbone connects
 all 27 states
● National high-capacity
 fiber backbone connects
 all 27 states
 Deploying ROADM in the
 middle mile
● Deploying ROADM in the
 middle mile
 Broadband expansion to
 drive penetration
● Broadband expansion to
 drive penetration
 FCC Commitments for
 Acquired Properties:
● FCC Commitments for
 Acquired Properties:
 - 3Mbps to 85% by 12/31/13
 - 3Mbps to 85% by 12/31/13
 - 4Mbps to 85% by 12/31/15
 - 4Mbps to 85% by 12/31/15
Notes: (1) Total company downlink product availability as of 6/30/11; loop length availability is higher in each tier.

36%
64%
Business & Broadband Revenue
Other Customer Revenue

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Attractive Revenue Base
 Frontier generates 64% of
 its customer revenue from
 Business and Broadband
 sources
● Frontier generates 64% of
 its customer revenue from
 Business and Broadband
 sources
 Our business capabilities
 are very broad and include:
● Our business capabilities
 are very broad and include:
  - Advanced IP switching
  - Advanced IP switching
  - VoIP systems
  - VoIP systems
  - High-capacity fiber data systems
  - High-capacity fiber data systems
  - Wireless cell site backhaul
  - Wireless cell site backhaul
  - Ethernet
  - Ethernet
For the quarter ended 6/30/11

88.1%
Switched, 6.4 %
Federal, 2.7 %
State, 0.8 %
Surcharges, 2.0 %
Customer Revenue
Regulatory Revenue

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Minimizing Regulatory Risk
 The acquired
 properties reduced
 Frontier’s Regulatory
 Revenue exposure
 from 15.5% at 2Q10 to
 11.9% at 2Q11, or
 10.0% excluding
 surcharges
● The acquired
 properties reduced
 Frontier’s Regulatory
 Revenue exposure
 from 15.5% at 2Q10 to
 11.9% at 2Q11, or
 10.0% excluding
 surcharges
 We continue to
 replace this uncertain
 revenue stream with
 Customer Revenue
● We continue to
 replace this uncertain
 revenue stream with
 Customer Revenue
For the quarter ended 6/30/11
Notes: Numbers may not sum due to rounding

Customer Revenue ($ Millions)
Residential
Business
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$605
$591
$596
$593
$630
$607
$585
$572
3Q10
4Q10
1Q11
2Q11

Free Cash Flow & EBITDA Margin
LTM Free Cash Flow ($Millions)
Adjusted EBITDA Margin
60 %
55 %
50 %
45 %
40 %
35 %
30 %
25 %
$1,281
$1,194
$1,090
$1,036
3Q10
4Q10
1Q11
2Q11

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Consistent Execution
Stability of Revenues
 ✓ Driving recurring customer revenues
 ✓ Delivering reliable, quality products
 and services at a good price
 ✓ Reducing churn with bundles
 ✓ Maintaining strong
 Business/Enterprise presence
Notes: Pro forma for all periods prior to 3Q10. Customer revenue is defined as total revenue less access services revenue. Access services include switched network access and subsidies. Please see Appendix for Non-GAAP Reconciliations.
Stability of Cash Flows
 ✓ Focus on expense reduction;
 competitively fit and flexible
 ✓ Capital expenditures expected to
 decline in 2013 as network build out is
 completed
 ✓ Margin benefit from synergy targets
 ✓ High conversion rate of EBITDA into
 free cash flow (FCF)

Acq Prop
Pro Forma
Legacy
0 %
(2)%
(4)%
(6)%
(8)%
(10)%
(12)%
(14)%
(10.1)%
(8.6)%
(5.9)%

Acq Prop
Pro Forma
Legacy
36 %
32 %
28 %
24 %
20 %
29.7 %
31.2 %
34.1 %

Acq Prop
Pro Forma
Legacy
20 %
15 %
10 %
5 %
0 %
11.4 %
13.3 %
16.8 %

Acq Prop
Pro Forma
Legacy
100 %
90 %
80 %
70 %
60 %
50 %
75 %
79 %
91 %

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Revenue Opportunity
Satellite TV Penetration
Access Line Decline
HSI Penetration
Note: As of the quarter ended 6/30/11; percentage changes are year-over-year. HSI Penetration is percentage of total access lines. Satellite TV Penetration is percentage of Residential access lines.
Note: As of the quarter ended 6/30/11; percentage changes are year-over-year. HSI Penetration is percentage of total access lines. Satellite TV Penetration is percentage of Residential access lines.
Broadband Availability
 Our goal is to
 migrate the
 acquired properties
 to Frontier’s
 performance
 metrics
● Our goal is to
 migrate the
 acquired properties
 to Frontier’s
 performance
 metrics
 Key drivers:
● Key drivers:

 25% expansion of
 broadband homes
- 25% expansion of
 broadband homes
 Local Engagement
- Local Engagement

Quarterly Synergy
Annualized Quarterly Synergy
Quarterly Synergy ($Millions)
$200
$175
$150
$125
$100
$75
$50
$25
$0
$252
$304
$368
$424
$600
Target
$63
$76
$92
$106
$150
3Q10
4Q10
1Q11
2Q11
4Q12

frontier
Welcome to the New Frontier
The Conversation Company™

Cost Synergy Overview
 Significant savings
 from reducing cash
 operating expenses
● Significant savings
 from reducing cash
 operating expenses
 Numerous projects
 underway; synergy
 estimates include:
● Numerous projects
 underway; synergy
 estimates include:

 Network savings
- Network savings
 Outside
 contractors
- Outside
 contractors
 IT savings from
 conversion
- IT savings from
 conversion
 Real estate
 savings
- Real estate
 savings
 Operations
- Operations

Broadband Net Adds

DSL
FiOS
3
5
15
12
(8)
(5)
(5)
3Q10
4Q10
1Q11
2Q11

Cash Operating Expenses

$731
$736
$720
$688
3Q10
4Q10
1Q11
2Q11

Video Net Adds

DBS
FiOS
8
3
12
4
27
21
(12)
(14)
3Q10
4Q10
1Q11
2Q11

FCF Dividend Payout[1]

100%
75%
50%
25%
0%
$1,281
$1,194
$1,090
$1,036
3Q10
4Q10
1Q11
2Q11

frontier Welcome to the New Frontier
The Conversation Company™

Quarterly Update: 2Q11
 Building traction
 on strong HSI and
 video bundles
● Building traction
 on strong HSI and
 video bundles
 Metric and
 revenue trend
 improving
● Metric and
 revenue trend
 improving
 Total cash opex
 down $32 million
 sequentially
● Total cash opex
 down $32 million
 sequentially
 FCF reflecting
 network
 expansion capex
● FCF reflecting
 network
 expansion capex
Notes: $ Millions; Units 000s. Comparisons to amounts prior to 7/1/10 are pro forma for the Acquired Properties. (1) Annualized quarterly dividends into trailing last 12-month Free Cash Flow.

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Systems Integration Plan
West Virginia	Frontier 13
● Successful conversion despite a
 firm July 1 deadline
● Billing cycles kept within days of
 prior scheduled dates, and all
 systems functional out of the
 gate
● Backlog managed downward
 with “bubble workforce” and
 current levels within normal
 range

● System mapping and analysis in
 process
● Systems are identical across all
 13 states; processes on the first
 conversions will be replicated
● First 4 states (MI, IN, NC, SC)
 targeted early 4Q11; remaining
 states in the first half of 2012

Frontier converted West Virginia, which utilized BellAtlantic systems, on July 1, 2010
Frontier converted West Virginia, which utilized BellAtlantic systems, on July 1, 2010
The remaining 13 states of the acquired properties (detailed in the appendix) scheduled to be converted off Verizon (GTE) systems onto existing Frontier systems by June 2012
The remaining 13 states of the acquired properties (detailed in the appendix) scheduled to be converted off Verizon (GTE) systems onto existing Frontier systems by June 2012

Principal Payment ($ Millions)
$1,500
$1,250
$1,000
$750
$500
$250
$-
LTM 2Q11 FCF
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031+
Existing FTR Debt
Undrawn Revolver

frontier
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The Conversation Company™

Financing Overview
● Deleveraged from 4.0x (6/30/10) to 3.1x (6/30/11)
● Strong $1.0 billion liquidity objective, including an undrawn
 $750M R/C
● Maturity schedule is well balanced

Line Loss Yr/Yr

(3)%
(4)%
(5)%
(6)%
(7)%
(8)%
(9)%
(10)%
(11)%
2Q10
3Q10
4Q10
1Q11
2Q11
WIN
FTR Legacy
CTL
VZ
FTR
T

60%
50%
40%
30%
20%
10%
0%
50 %
48 %
44 %
42 %
40 %
36 %
32 %
29 %
27 %
25 %
WIN
FTR
CTL
CMCSA
CVC
TWC
T
DISH
DTV
VZ

Change in Lines + HSI (1)

0 %
(1)%
(2)%
(3)%
(4)%
(5)%
(6)%
(7)%
(8)%
(9)%
(10)%
(1.7)%
(4.5)%
(5.3)%
(6.7)%
(6.5)%
(4.1)%
WIN
CTL
VZ
T
FTR
FTR Legacy

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Industry Comparisons
EBITDA Margin (2)
Notes: Data for the 3-months ended 6/30/11. CTL pro forma for Qwest acquisition. (1) Represents the yr/yr change in the combined ending base of access lines and HSI subscribers (2) Adjusted EBITDA; excludes wireless; Cable is network operations only.
Source: SEC filings; Wall Street research; Frontier.
 Improvement in the Acquired
 Properties
● Improvement in the Acquired
 Properties
 Margins remains strong and are
 improving
● Margins remains strong and are
 improving
 Focusing on: i) implementing
 local engagement; ii) selling &
 retaining customers; iii) getting
 the expenses out; and iv)
 building and improving the
 network
● Focusing on: i) implementing
 local engagement; ii) selling &
 retaining customers; iii) getting
 the expenses out; and iv)
 building and improving the
 network
FTR

Doing What We Say…
Goal	Status
Regulatory approval with appropriate conditions
Completion of financing within expected cost
Distribution of shares with minimal market disruption
Completion of West Virginia systems conversion
Continued delivery of solid Legacy Frontier results
Customer metric improvement and synergy realization of acquired properties	In Process
Conversion of Frontier 13 systems to Legacy	In Process
✓
✓
✓
✓
✓
✓
✓
✓
✓
✓

Appendix

As of 6/30/11	FRONTIER	ACQUIRED	COMBINED	% Total
West Virginia	131,855	457,359	589,214	10.7 %
Indiana	3,800	535,389	539,189	9.8 %
Illinois	87,213	442,391	529,604	9.6 %
Ohio	501	476,060	476,561	8.7 %
Michigan	16,543	361,739	378,282	6.9 %
Wisconsin	51,470	216,138	267,608	4.9 %
Oregon	11,450	226,208	237,658	4.3 %
California	123,696	18,991	142,687	2.6 %
Arizona	127,362	2,712	130,074	2.4 %
Idaho	17,281	86,753	104,034	1.9 %
Nevada	21,797	25,431	47,228	0.9 %
COMBINED	592,968	2,849,171	3,442,139	62.7 %
Washington	0	413,086	413,086	7.5 %
North Carolina	0	204,544	204,544	3.7 %
South Carolina	0	92,223	92,223	1.7 %
NEW STATES	0	709,853	709,853	12.9 %
New York	567,311	0	567,311	10.3 %
Pennsylvania	360,858	0	360,858	6.6 %
Minnesota	183,653	0	183,653	3.3 %
Tennessee	67,709	0	67,709	1.2 %
Iowa	38,733	0	38,733	0.7 %
Nebraska	37,373	0	37,373	0.7 %
Alabama	23,494	0	23,494	0.4 %
Utah	19,866	0	19,866	0.4 %
Georgia	16,541	0	16,541	0.3 %
New Mexico	7,173	0	7,173	0.1 %
Montana	7,149	0	7,149	0.1 %
Mississippi	4,879	0	4,879	0.1 %
Florida	3,131	0	3,131	0.1 %
LEGACY	1,337,870	0	1,337,870	24.4 %
TOTAL FRONTIER	**1,930,838**	**3,559,024**	**5,489,862**	**100.0 %**

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Access Lines by State
Notes: Numbers may not sum due to rounding

(Amounts in millions)	Actual September 30, 2010	Actual December 31, 2010	Actual March 31, 2011	Actual June 30, 2011
Net Income to Free Cash Flow				
Net income	$ 30	$ 47	$ 56	$ 34
Add back:				
Depreciation and amortization	340	353	351	359
Income tax expense	40	26	37	37
Pension/OPEB costs (non-cash)	12	16	11	6
Stock-based compensation	5	5	4	4
Acquisition and integration costs	78	11	13	20
Subtract:				
Cash paid for income taxes (1)	5	16	9	18
Other income, net	2	-	7	-
Capital expenditures - Business operations	159	229	203	211
Free cash flow	**$ 339**	**$ 213**	**$ 253**	**$ 231**

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Reconciliation of Non-GAAP Financial Measures
Notes: Numbers may not sum due to rounding.
Notes: Numbers may not sum due to rounding.
Notes: Please refer to our Pro Forma Combined Historical and Operating data, filed as an 8-K, for explanatory notes which are an integral part of the pro forma combined historical financial data. The unaudited pro forma financial information makes certain assumptions for illustrative purposes and is subject to change
Notes: Please refer to our Pro Forma Combined Historical and Operating data, filed as an 8-K, for explanatory notes which are an integral part of the pro forma combined historical financial data. The unaudited pro forma financial information makes certain assumptions for illustrative purposes and is subject to change

(Amounts in millions)	Actual September 30, 2010	Actual December 31, 2010	Actual March 31, 2011	Actual June 30, 2011
Operating Cash Flow				
Operating income	$ 234	$ 240	$ 251	$ 238
Add back:				
Depreciation and amortization	340	353	351	359
Operating cash flow	$ 574	$ 593	$ 602	$ 597
Adjustments:				
Pension/OPEB costs (non-cash)	12	16	11	6
Severance and early retirement costs	7	2	-	11
Acquisition and integration costs	78	11	13	20
Operating income, as adjusted	$ 331	$ 269	$ 275	$ 275
Operating cash flow, as adjusted	$ 671	$ 622	$ 626	$ 634

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Reconciliation of Non-GAAP Financial Measures
Notes: Numbers may not sum due to rounding.
Notes: Numbers may not sum due to rounding.
Notes: Please refer to our Pro Forma Combined Historical and Operating data, filed as an 8-K, for explanatory notes which are an integral part of the pro forma combined historical financial data. The unaudited pro forma financial information makes certain assumptions for illustrative purposes and is subject to change
Notes: Please refer to our Pro Forma Combined Historical and Operating data, filed as an 8-K, for explanatory notes which are an integral part of the pro forma combined historical financial data. The unaudited pro forma financial information makes certain assumptions for illustrative purposes and is subject to change

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Frontier Values
● Put the customer first
● Treat one another with respect
● Keep our commitments; be accountable
● Be ethical in all of our dealings
● Be innovative; Take the initiative
● Be team players
● Be active in our communities
● Do it right the first time
● Continuously improve
● Use resources wisely
● Use Frontier products and services
● Have a positive attitude

Frontier Communications Corp.
(NYSE: FTR)
Investor Relations
Investor Relations
Frontier Communications Corp.
Frontier Communications Corp.
3 High Ridge Park
3 High Ridge Park
Stamford, CT 06905
Stamford, CT 06905
203.614.4606
203.614.4606
IR@FTR.com
IR@FTR.com